November 26, 1997


Dear Shareholder:

We are pleased to present your September 30, 1997 annual shareholders' report for the Bailard Biehl & Kaiser International Equity Fund. In this report we will review the Fund's performance over the past year, discuss the movements in international stock markets and present our outlook for the future.


Performance and Market Review

The Bailard Biehl & Kaiser International Equity Fund returned 14.74%(1) for the six months and, 22.22%(1) for the year ended September 30 1997. The Fund's holdings in the major European markets were the dominant contributors to this performance. In addition the emerging markets of Latin America and Europe also performed exceptionally well. The Japanese market, along with most of the stock markets of the Far East, showed losses over the year. The notable exception to the market and currency losses in the Far East was Hong Kong, where for the year ended September 30th, the Hang Seng index returned over 25%.(2)

The investment strategy underlying the management of the Bailard Biehl & Kaiser International Equity Fund has two important elements. First, to manage risk, we are well diversified. We invest in the major markets of Europe, Asia, Canada and Australia. We have also increased our participation (13.5% of total assets) in many emerging markets in Latin America, Europe and the Far East. Second, depending on the level of investor risk aversion or anxiety, we seek to add value by tilting the portfolio toward a "value" or a "momentum" style. As a proxy for investor anxiety we use global stock market volatility. When investors are risk tolerant (global stock market volatility is low), we tilt our portfolios towards those markets with improving fundamentals showing positive momentum. Conversely, when investor anxiety is high (global stock market volatility is high), we prefer those contrarian markets that rank highest in terms of relative value measures such as price/book and price/earnings.

In the year ended September 30, 1997 both elements of our strategy served us well. Through diversification we successfully spread our emerging markets participation so that crises in individual markets did not drive our performance. In addition, since global market volatility throughout the year to September was very low, we tilted our portfolios towards markets showing positive momentum and underweighted those with negative momentum. Thus, we placed our bets in Europe and Latin America rather than Japan and the Far East.

Throughout much of the year, the dollar was generally strong and this reduced returns. Thus, while the German stock market returned over 50% in local terms, in U.S. dollars the return was only 31%.(2) The Fund's long-term strategy is to be unhedged. In the shorter term we look for opportunities to add value by hedging our foreign currency exposure. Last year, hedges proved successful.


Europe

A gradually improving European economic performance, particularly from Germany, coupled with little inflationary pressure, set the stage for strong European stock markets throughout the first three quarters of 1997. The progress towards European Monetary Union suffered some moments of hesitation during the year but remained on course. This continued to add fuel to the peripheral European markets, like Spain and Portugal, all of whom are striving to bring their economies into line with the core countries of Europe. Gains of 20% to 40%(2) (in U.S. dollars) were made across most markets and the Fund's overweight positions in Holland, Spain and Portugal served us well. The Fund's largest single country exposure (between 16% to 20% of total assets over the year) was to the U.K. where the stock market, helped by a strong pound, was up 40%(2) for the year ended September 30, 1997.


Japan and the Far East

The Japanese stock market was volatile during the year ended September 30, 1997. In the final quarter of 1996 concern about a stagnating economy sent the market down sharply. The market remained depressed in the first few months of 1997. Then, in the second quarter of 1997, Japanese stocks rose sharply as tentative signs of better economic growth became apparent. By mid-summer, Japan was sliding again as economic growth slowed, financial scandals broadened and concerns spread about banking exposure to the "Tiger" economies. Over much of the past year, the Japanese market has looked relatively attractive in terms of value measures such as price/ book. The low level of volatility across world markets suggested avoiding markets with poor momentum, correctly preventing us from overweighting the poor performing Japanese market. We maintained our exposure at neutral or slightly less for most of the year. The high level of global market volatility experienced since September, combined with even lower stock prices mean that we will be looking for opportunities to increase our exposure to Japan over the next few months.

With the exception of Hong Kong, the year ended September 30, 1997 was an exceptionally bad one for the smaller economies of Asia. Large trade imbalances, overheated economies and overcapacity in key industries enabled speculators to untie the financial knots that bound the currencies of the Tiger economies to the U.S. dollar. The results have been higher interest rates and cutbacks in infrastructure and investment spending, all of which imply a period of slower economic growth ahead.


Emerging Markets

The year ended September 30, 1997 was a mixed one for the world's emerging stock markets. The high growth economies of the Far East faltered. Beginning with Thailand, then the Philippines, Indonesia, Malaysia and Korea in turn all faced economic problems, exacerbated by the attention of currency speculators. As a result, investor confidence has been damaged and economic growth will likely slow over the next few years.

In contrast, the economies and the stock markets of Latin America enjoyed good times. Inflation was brought down in Argentina and Brazil while their economies grew at a moderate pace. In Mexico, the recovery from the peso crisis has entered a healthier stage with strong economic growth. The spread of free market ideology and a determination to put budget deficits in better order were evident in Latin America with many large scale privatization programs.

In Europe the picture was mixed. The stock markets of Greece, Turkey and Hungary performed well on the back of encouraging economic news. Countries that were showing more significant balance of payments strains, such as the Czech Republic, fared less well.


Market Outlook and Investment Strategy

In October and early November, global stock markets became more volatile. Currency devaluation, which began in May in Thailand, has spread like a plague across the smaller stock markets of Asia. By October, the hitherto invincible Hong Kong dollar was under speculative attack and currency weakness spread broadly across all emerging markets, undermining the stock markets of even those countries like Brazil and Turkey that had performed well through September of this year. Defending these currencies has meant higher interest rates, and higher rates will slow economic growth throughout the Far East and across many developing markets. The crisis in the Far East has hurt the already enfeebled Japanese banking system and is likely to delay Japan's economic recovery.

The currency crisis, however, has some longer-term potential benefits for investors. The slowdown in economic growth from the developing economies of the Far East will help to curb some of their production excesses. On a longer time horizon this will be beneficial to the region. Mired at one-third its peak level of eight years ago, the Japanese stock market arguably already reflects the problems of the local economy and region. However, the latest banking crisis, may instill a greater sense of urgency from the Japanese authorities to deregulate and, in the very near term, stimulate the economy, steps that are necessary to put both the economy and the stock market back on a sounder footing for the future.

Europe, like the U.S., is only modestly exposed to the problems emanating from the Far East. In Europe, economic growth continues to improve and inflation remains generally subdued. European Monetary Union (EMU) is still on course for 1999 and, within EMU's stable financial and economic framework, corporate earnings look likely to improve. Overall, the investment outlook for Europe remains positive.

Increased volatility across world stock markets creates new opportunities. Investors tend to oversell markets perceived as "risky" and push the prices in perceived "safe" markets too high. During such periods, pursuing a disciplined approach that focuses on the strongest relative value markets on the basis of measures such as price/ book, price/earnings and earnings revisions, should bring its best relative pay-off. Given the sell-off that has recently occurred, in the months ahead there will likely be some "value" opportunities to pursue in Japan and the markets of the Far East.

We  appreciate  your  continued   investment  in  the  Bailard  Biehl  &  Kaiser
International Equity Fund. If you have any questions concerning the Fund, please do not hesitate to call us at 800-882-8383.

Sincerely,



Peter M. Hill                              Burnice E. Sparks, Jr., CFA
Chairman                                   President


--------------------------------
(1) Average annual total returns for investment periods ended September 30, 1997: 3 months: 2.98%; 6 months: 14.40%; 12 months: 22.22%; 5 years: 10.95%
annualized; 10 years: 2.73% annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The performance data quoted represents past performance and is no indication of future results.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

                                                          Shares      Value
                                                        --------- -------------
        Equity Securities  (98.3%)

     I. Argentina (1.0%)

        Astra Corp. Argentina                              45,500  $     86,012
        Banco De Galicia Spns'd. Class B ADR                2,547        75,455
        Banco Frances Del Rio Plata ADR                     2,200        71,913
       *Comercial Del Plata                                14,530        29,647
        Ledesma SA Agricola Industrial                     25,257        29,051
        Perez Companc SA Spon ADR                           5,200        82,550
        Perez Companc SA                                    5,591        45,072
       *Siderar SA A Shares                                   744         4,167
        Siderca                                            28,952        86,584
        Telecom Argentina Stet-France Telecom SA ADR        4,400       133,925
        Telefon De Argentina ADR                            4,700       172,138
        Transp. Gas Del Sur. ADR                            2,500        29,000
        YPF SA ADR                                         14,100       519,937
                                                                   ------------

        Total Argentina                                               1,365,451
                                                                   ------------


    II. Australia (1.6%)

        Australia & New Zealand Bank Group Ltd.            40,000       326,736
        Brambles Industries Ltd.                            8,500       176,964
        Broken Hill Proprietary Ltd.                       32,000       372,619
        CSR Ltd.                                           42,100       172,555
        Coca-Cola Amatil Ltd.                               6,000        64,170
        Coles Myer Ltd.                                    12,500        58,837
        Fosters Brewing Group Ltd.                         25,000        52,682
        Goodman Fielder Ltd.                               75,000       121,114
        Lend Lease Corp. Ltd.                               6,700       159,096
        North Limited                                      75,000       264,767
        QBE Insurance Group Ltd.                           10,000        62,936
        The News Corporation Ltd.                          42,000       215,242
        Westpac Banking Corp.                              18,000       113,402
                                                                   ------------

        Total Australia                                               2,161,120
                                                                   ------------


   III. Belgium (1.6%)

        D'Ieteren SA                                          530       113,434
        Delhaize Le Lion NPV                                1,400        69,147
        Electrabel NPV                                      1,450       303,973
        Fortis                                              2,103       421,246
        Fortis Strip VVPR                                     133            15
        Genarale Banque NPV                                   290       117,770
        Koramic Building Products                           1,600       104,928
        Kredietbank NPV                                       750       309,207

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                          Shares      Value
                                                        --------- -------------
        Belgium-Continued
        Petrofina SA NPV                                      610  $    238,935
        Powerfin NPV                                          350        47,395
        Tessenderlo Chemie Parts Soc.                       4,320       228,186
        Tractebel NPV                                         400       162,715
        Tractebel NPV Wts. (Ex. 11/15/99)                     400         3,644
        UCB NPV                                                20        71,342
        Union Miniere NPV                                     850        69,621
                                                                   ------------

        Total Belgium                                                 2,261,558
                                                                   ------------


    IV. Brazil (2.8%)

        Companhia Cervejaria Brahma ADR                    15,100       232,163
        Companhia Energetica Spon ADR                       3,000       162,750
        Electrobras Pfd. B ADR                             18,800       524,520
        Iparanga Brasil De Petroleo Pfd.                5,400,000        86,751
        Itaubanco Pfd. Reg'd.                             445,000       287,582
        Light Particpacoes                                530,000       188,672
       *Makro Atacadista SA GDR                            23,400       327,600
        Petrobras Pfd. Reg.                               570,000       162,329
        Petrobras Sponsored ADR                             8,300       230,325
        Siderurgica Nacional                            7,000,000       268,294
        Telebras Spon. ADR                                 10,200     1,313,250
        Unibanco PN                                     4,800,000       170,917
                                                                   ------------

        Total Brazil                                                  3,955,153
                                                                   ------------


     V. Canada (3.5%)

        Abitibi Consolidated Inc.                           7,500       126,921
        Alcan Aluminum Ltd.                                 4,000       139,000
        BCE Inc.                                            8,000       239,000
        Bank of Nova Scotia                                 4,000       191,647
        Bombardier Inc. Class B                            14,000       283,493
        Canadian Imperial Bank of Commerce                 12,200       351,155
       *Canadian Natural Resources                         14,000       412,585
       *Cott Corp.                                         15,000       152,414
        Falconbridge Ltd.                                   2,500        46,646
        Hudsons Bay Co. Ord.                                7,500       199,873
        Imasco Ltd.                                         6,300       190,674
        Imperial Oil Ltd.                                   5,000       287,500
        Ipsco Inc.                                          2,500       118,423
        Maritime Teleg. & Telephone Ltd.                    6,000       128,440
       *Newbridge Networks Corp.                            9,500       568,813
        Noranda Inc.                                        6,000       119,761
        Power Financial Corp.                               4,000       120,051
        Quebecor Inc. Class B                               5,000        89,315
        Royal Bank of Canada                                8,900       437,035

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                          Shares      Value
                                                        --------- -------------
        Canada-Continued
        Telus Corp.                                         4,500  $     94,214
        Thomson Corp.                                      10,000       242,632
        Transcanada Pipelines Ltd.                         10,000       193,750
       *Wajax Ltd.                                         11,000       143,193
                                                                   ------------

        Total Canada                                                  4,876,535
                                                                   ------------


    VI. Czech Republic (.1%)

       *SPT Telecom AS                                        750        94,928
        Tabak Bearer                                          150        42,660
                                                                   ------------

        Total Czech                                                     137,588
                                                                   ------------


   VII. Denmark (1.1%)

        Carlsberg Class B                                   1,400        77,028
        D/S Svendborg Class B                                   7       499,643
        Danisco                                             1,400        79,735
        Den Danske Bank AF                                  2,200       239,799
        FLS Industries Class B                              1,500        44,611
        Novo-Nordisk AS B                                   2,200       246,015
        Sophus Berendsen Class B                              700       112,195
        Teledenmark Class B                                 3,500       184,243
                                                                   ------------

        Total Denmark                                                 1,483,269
                                                                   ------------


  VIII. Finland (1.0%)

        Nokia ADR                                          15,400     1,444,713
                                                                   ------------


    IX. France (6.7%)

        Air Liquide (L) SA                                  2,525       415,428
        Alcatel Alsthom CGE SA                              3,000       399,009
        Altran Technologies SA                                100        27,157
        Axa SA                                              7,200       483,059
        BIC                                                 2,200       162,803
        Carrefour Super Marche                              1,475       919,233
        Casino Guichard Perrachon                           2,000       121,709
        CIE Financiera De Paribas Br.                       2,000       148,343
        CLF Dexia France                                    3,000       284,212
        Eridania Beghin Say SA                              2,280       353,596
        Eurafrance                                            300       126,429
        Generale des Eaux                                   3,700       435,353
        Generale des Eaux Wts. (Ex. 5/02/01)                3,700         1,996

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                          Shares      Value
                                                        --------- -------------
        France-Continued
        L'Oreal                                             1,200  $    480,429
        LVMH Louis Vuitton Moet Hennessy                    1,600       340,110
        Michelin "B" Reg'd.                                 5,000       284,043
        Peugeot SA                                          2,510       330,876
        Rhone Poulenc SA Series A                           6,500       258,589
        Saint Gobain                                        2,600       401,032
        Sanofi                                              5,460       507,141
        Schneider SA                                        5,000       315,650
        Seita                                               4,000       124,743
        Soc. Nationale Elf Aquitaine                       10,880     1,452,574
        Societe Generale Paris                              4,050       586,452
        Technip SA                                          1,500       190,654
        Thomson CSF                                         2,500        79,776
        Usinor Sacilor                                      6,000       121,270
                                                                   ------------

        Total France                                                  9,351,666
                                                                   ------------


     X. Germany (8.5%)

        Allianz AG                                          1,000       241,372
        AXA Colonia Konzern AG                              8,100       724,627
        BASF AG                                            23,500       848,909
        Bayer AG                                           16,500       657,235
        Commerzbank AG                                     28,500     1,027,914
        Deutsche Bank AG                                   15,100     1,063,579
        Deutsche Telekom AG                                35,000       677,745
        Douglas Holdings AG                                10,000       392,379
        Industrie Werke Karlsruhe (IWKA) AG                 2,250       559,905
        Porsche AG Non-Voting Preferred                       300       522,323
        Sap AG Pfd.                                         2,500       668,120
        SGL Carbon AG                                       2,500       367,324
        Siemens AG Bearer                                  12,000       810,916
        Veba AG                                            22,800     1,332,899
        Viag AG                                               900       402,978
        Volkswagen AG                                       2,150     1,493,673
                                                                   ------------

        Total Germany                                                11,791,898
                                                                   ------------


    XI. Greece (.7%)

        Alpha Credit Bank                                   3,750       275,597
        Aluminum Co. of Greece Reg'd.                         600        37,858
        Athens Medical Center Reg'd.                        5,200        62,264
        Attica Enterprises SA                               3,000        37,643
        Ergo Bank                                           2,767       185,449
        Goodys SA                                           2,200        38,173
        Hellenic Bottling Co.                               1,200        62,378
        Hellenic Telecom Organ.                             4,500       112,766

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                          Shares      Value
                                                        --------- -------------
        Greece-Continued
        Lavipharm SA                                        7,000  $     56,464
        Proodeftiki                                         3,900        20,693
        Titan Cement Ord.                                   1,000        60,407
                                                                   ------------

        Total Greece                                                    949,692
                                                                   ------------


   XII. Hong Kong/China (3.9%)

        Cheung Kong Holdings Ltd.                          40,000       450,992
        First Pacific Co.                                 340,000       340,505
        FPB Bank Holding Company                          261,000       130,694
        Gold Peak Ind.                                    149,000        97,235
        Gold Peak Ind. Wts (Ex.12/31/25)                   29,800         3,196
        HSBC Holdings Plc.                                 18,000       602,443
        Hang Seng Bank                                     20,000       245,526
        Henderson Land Development Ltd.                    55,000       472,637
        Hong Kong & China Gas                             165,072       339,167
        Hong Kong Electric                                109,000       405,660
        Hong Kong Telecommunications                       63,000       142,469
       *Huaneng Power Int'l. ADR                            5,400       130,950
        Hutchison Whampoa                                  71,000       697,293
        New World Development Co. Ltd.                     50,000       303,030
       *New World Infrastructure                           64,400       169,769
        Peregrine Investment Wts. (Ex. 5/15/98)             4,500         1,337
        Shanghai Industrial Holdings Ltd.                  35,000       217,096
        Swire Pacific Ltd. Class A                         58,000       444,078
        Tingyi Holding Corp.                              454,000        90,348
        Zhenhai Refining & Chem Co. Ltd. Class H          330,000       157,783
                                                                   ------------

        Total Hong Kong / China                                       5,442,208
                                                                   ------------


  XIII. Hungary (.7%)

      **Borsodchem Rt. GDR 144A                             1,850        74,000
       *Danubius Hotel & Spa                                1,500        48,474
        EGIS Rt.                                            1,500        77,381
      **Gedeon Richter GDR 144A                             2,000       212,300
       *Graboplast Rt. Reg'd.                               1,450        85,764
        Magyar Olay Es. Gazipari                           10,600       232,531
        OTP Bank                                            4,750       157,153
        Pick Szeged Rt. Bearer                                720        58,676
                                                                   ------------

        Total Hungary                                                   946,279
                                                                   ------------


   XIV. Indonesia (.2%)

       *Bank Danamon Pt. (Fgn. Reg'd.)                     33,000         6,307

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                          Shares      Value
                                                        --------- -------------
        Indonesia-Continued
        Bank International Indonesia (Fgn. Reg'd./ Wts.)    5,440  $        464
        Bank Niaga                                         45,600        22,312
        Citra Marga Nusaphala Persada                      70,000        21,407
        Gudang Garam (Fgn. Reg'd.)                         12,000        34,862
        Indosat ADR                                         1,500        39,375
        Kalbe Farma (Fgn. Reg'd.)                          27,000        20,437
       *Lippo Bank (Fgn. Reg'd.)                           14,000         4,817
        Matahari Putra Prima (Fgn. Reg'd.)                 32,000        11,009
        Mayorah Indah (Fgn. Reg'd.)                        51,000        12,477
        Sampoerna H.M. (Fgn. Reg'd.)                       10,000        20,642
        Semen Gresik (Fgn. Reg'd.)                         17,000        16,636
        Tambang Timah                                       5,500         8,115
        Telekomunikasi Indonesia ADR                        3,300        73,838
       *Wicaksana Overseas                                 11,760         4,675
                                                                   ------------

        Total Indonesia                                                 297,373
                                                                   ------------

    XV. Ireland (.4%)

        Allied Irish Banks                                 22,500       198,785
        CRH Plc.                                           10,000       113,966
        DCC Plc.                                            2,500        15,645
        Greencore Ord.                                     13,000        61,495
        Irish Life Plc.                                    16,500        86,457
        Irish Permanent Plc.                                3,500        33,113
        Smurfit (Jefferson) Plc.                           25,000        83,691
        Waterford Wedgewood Units                          20,000        25,326
                                                                   ------------

        Total Ireland                                                   618,478
                                                                   ------------

   XVI. Italy (3.1%)

        Assicurazione Generali                              4,000        90,401
        Autostrade CEC Pfd. B Shares                       55,000       122,707
        Banca Popolare di Milano                           15,000        87,793
        Danieli & Co.                                       6,000        47,947
        Danieli & Co. Di Risp                               3,900        14,577
        Edison SpA                                         11,000        59,218
        ENI SpA                                           170,000     1,070,844
        Fiat SpA                                           73,150       261,121
        Fiat SpA di Risp.                                  49,500        96,955
        Istituto Mobiliare Italiano                        43,000       461,484
        Istituto Nazionale delle Assicurazioni SpA (A)    264,200       421,795
       *Luxottica Group ADR                                 1,100        62,631
        Montedison SpA                                    150,000       109,524
        Parmalat Finanziaria SpA                           30,200        51,802
        Pirelli SpA                                        50,000       146,611
        Telecom Italia SpA Non Conv                        58,139       226,236
        Telecom Italia Mobile SpA                         100,000       396,952
        Telecom Italia SpA                                 82,222       547,940
                                                                   ------------


                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------


                                                          Shares      Value
                                                        --------- -------------
        Italy-Continued
        Total Italy                                                $  4,276,538
                                                                   ------------

  XVII. Japan (15.0%)

        77th Bank                                          20,000       203,760
        Aoyama Trading                                     15,000       429,885
        Bank of Tokyo-Mitsubishi                           35,000       666,777
        Chugoku Bank                                       20,000       301,499
        Dai Ichi Kangyo Bank                               35,000       397,167
        Daiichi Pharmaceutical                             30,000       442,309
        Fuji Heavy Industries                             100,000       410,006
        Fuji Photo Film Co.                                16,000       659,985
        Fujitsu                                            40,000       500,290
        Hitachi Ltd.                                      125,000     1,087,137
        Honda Motor Co.                                    70,000     2,440,984
        Japan Tobacco Inc.                                     50       388,884
        Kirin Brewery Co. Ltd.                             36,000       296,397
        Kyocera Corp.                                      26,000     1,699,163
        Long Term Credit Bank of Japan                    140,000       611,116
        Matsushita Electric Industrial Ltd.                35,000       631,989
        Mitsubishi Chemical                               185,000       427,524
        Mitsubishi Material                               200,000       599,685
        Mitsui & Co.                                       70,000       550,236
        Nec. Corp.                                         40,000       487,037
        Nippon Tel. and Tel.                                  102       937,795
        Nissan Motor Co.                                  100,000       596,372
        Omron Corp.                                        15,000       314,338
        Promise Co.                                        35,200     1,836,826
        Ricoh Co.                                          75,000     1,124,410
        Sankyo Co. Ltd.                                    25,000       865,568
        Sanwa Bank Ltd.                                    62,000       760,043
        Sony Corp.                                          7,000       660,979
        Sumitomo Metal Industries                         300,000       623,706
        Tokyo Electric Power                                   70         1,345
                                                                   ------------

        Total Japan                                                  20,953,212
                                                                   ------------


 XVIII. Mexico (2.0%)

        Alfa SA de CV Class A                               6,500        61,025
        Apasco SA De CV                                    11,000        84,175
        Carso Global Telecom                               19,726        84,480
        Cemex Spon. ADR                                    25,200       296,887
       *Comercial Mexicana SA de CV                        21,000        26,738
        Desc. SA de CV SPN ADR                              1,515        63,251
       *Empaques Ponderosa Ser. B                          57,800        52,035
        Empressa La Moderna ADR                             5,500       120,313
        Femsa B SA de CV Class B                           16,000       137,869
      **GRP Bancr Sp ADR 144A                               6,000        81,000

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                          Shares      Value
                                                        --------- -------------
        Mexico-Continued
        Grupo Carso A1 SA de CV                            16,600  $    132,791
        Grupo Elektra SA de CV Class C GDR                  3,700       119,325
        Grupo Financiero Inbursa "Ser. B"                  17,000        74,336
        Grupo Ind'l. Maseca SA Spon. ADR                    2,900        52,563
      **Grupo Televisa GDR 144A                             3,100       111,019
        Kimberly Clark De Mexico ADR                       10,500       267,750
        Nacional De Drogas SA de CV L Shares               30,000        32,795
       *Panamerican Beverages Class A ADR                   2,000        78,125
        Sigmab/Sigma Alimentos Class B                      8,400       137,200
        Telefonos de Mexico ADR                            14,100       729,675
                                                                   ------------

        Total Mexico                                                  2,743,352
                                                                   ------------


   XIX. Netherlands (5.3%)

        ABN-AMRO Holdings NV                               27,600       559,103
        Aegon NV                                            2,600       208,324
        Baan Co. NV                                         4,300       310,169
        Fortis Amev NV CV A                                 6,000       250,628
        Getronics NV                                       13,300       416,502
        ING Groep NV                                       31,050     1,426,546
        Nutricia Ver Bedrijven                             19,000       571,127
        OCE - Van Der Grinten NV                            2,500       316,553
        Royal Dutch Petroleum                              39,600     2,217,473
        Samas Groep NV                                      9,100       433,638
        Van Ommeren NV CVA (Pt'g. Cert.)                    3,900       164,281
        Verenigd Bezit VNU Haarlem                         20,000       464,462
                                                                   ------------

        Total Netherlands                                             7,338,806
                                                                   ------------


    XX. Norway (.6%)

        Awilco AS B                                         4,500        62,826
        Bona Shipholding Ltd.                                 167         2,237
        Christiania Bank OG Kreditkasse                     6,500        22,458
        Den Norske Bank AS                                  5,000        20,942
        Dyno Industrier                                       800        20,307
        Elkem AS A                                          2,500        44,423
        Kvaerner Industrier                                 1,000        59,089
        Leif Hoegh & Co.                                    2,000        47,666
        Norsk Hydro AS                                      5,400       322,507
        Norske Skogindustier Class A                          700        26,357
        Nycomed ASA                                         2,000        45,410
        Orkla A/S                                           1,200       106,276
       *Petroleum Geo Service                                 600        40,573
       *Storebrand                                          4,500        32,682
                                                                   ------------

        Total Norway                                                    853,753
                                                                   ------------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                          Shares      Value
                                                        --------- -------------
   XXI. Philippines (.1%)

        Cosmos Bottling Corp.                             158,400  $     30,435
       *DMCI Holdings Inc.                                 50,800         4,067
        Davao Union Cement Corp.                           37,138         2,054
       *Empire East Land Inc.                             225,596         4,860
        Far East Bank & Trust                              16,200        24,288
       *Fortune Cement Corp.                               46,350         6,544
        Manila Electric Class B                             5,343        18,510
       *Mondragon Int'l. Philippines Inc.                 100,800         8,803
        Philippine Long Distance Telephone                  3,400        92,054
       *Philippine National Bank                            1,500         3,231
       *Robinsons Land Corp. Class B                       78,000         4,496
                                                                   ------------

        Total Philippines                                               199,342
                                                                   ------------


  XXII. Poland (.5%)

       *Agros Holdings Series C                               960        28,078
        Big Bank Gdanski SA                               125,000       160,866
        Bank Przemyslowo Handlowy (BPH), SA                   500        30,418
        Bank Slaski                                           400        30,184
        Computerland Poland SA                              2,500        55,572
        Debica SA Class A                                   1,000        29,102
        Elektrim SA                                        13,700       153,468
        Mostostal Export SA                                15,000        49,137
        Mostostal Zabrze-Holding SA                         7,000        40,948
       *Okocimskie Zaklady Piwowarskie                      3,500        21,498
        Polifarb Cieszyn                                    6,000        32,817
        Polifarb Cieszyn Rights 12/15/97                    6,000         8,657
        Rolimpex                                            5,000        16,672
        Zaklady Piwowarski Bearer                           1,100        88,476
                                                                   ------------

        Total Poland                                                    745,893
                                                                   ------------


 XXIII. Portugal (2.9%)

        Banco Commercial Portugues (Fgn. Reg'd.)           20,500       433,066
        Banco Espirito Santo Reg'd.                        21,000       583,139
        Cimpor (Cimentos de Portugal) SA                    5,500       148,721
       *Colep (Cia Portuguesa de Embalagens)               12,400       220,454
        Electric de Portugal Spon ADR                      20,500       704,689
        Engil Sociedade Gestora Part. Soc.                  5,500        69,193
        Est. Jeronimo Martins Filho                         2,499       192,412
        Est. Jeronimo Martins BNS                               1            26
       *Inparsa (Industrias Particiapcoes)                  2,650        62,390
       *Mundial Confianca                                  19,000       388,175
        Portugal Telecom SA                                15,700       681,224

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                          Shares      Value
                                                        --------- -------------
        Portugal-Continued
        Portugal Telecom Spon. ADR                          8,000  $    347,500
       *Somague SGPS                                        8,970       103,722
                                                                   ------------

        Total Portugal                                                3,934,711
                                                                   ------------


  XXIV. Singapore (.7%)

        ACMA Ltd.                                          20,000        26,667
        Creative Technology Ltd.                            4,500       118,529
        Cycle & Carriage Ltd.                               3,000        18,137
        DBS Land (Fgn. Reg'd.)                             18,000        43,765
        Development Bank of Singapore (Fgn. Reg'd.)         8,500        86,667
        Elec. & Eltek International ADR                     7,000        61,600
        GP (Gold Peak) Batteries                           15,000        46,471
        Jardine Strategic ADR                              16,000        62,720
        Keppel Corp.                                       12,500        49,837
       *Lindeteves Jacoberg Ltd.                           54,000        86,471
        Overseas Chinese Bank (Fgn. Reg'd.)                 7,200        49,882
        Prima Ltd.                                          9,000        26,587
        Singapore Airlines Ltd. (Fgn. Reg'd.)               8,000        59,085
        Singapore Telecom                                  58,000        98,183
        United Overseas Land Wts. (Ex. 5/28/01)            10,000         3,922
        Want Want Holdings ADR                             35,000        88,900
       *Want Want Holdings ADR Wts.6/97                     7,000        16,660
                                                                   ------------

        Total Singapore                                                 944,083
                                                                   ------------


   XXV. South Africa (.9%)

        Anglo American Gold Corp. of South Africa           2,500       127,882
        Billiton Plc.                                      28,000       107,796
        De Beers Centenary Link Units                       9,500       277,105
        First National Bank Hld'g.                         20,000       158,712
        Gencor Ltd.                                         5,600        13,212
        Goldfields South Africa                             1,500        30,161
        Liberty Life Association of America                 4,000       116,676
        Sasol Ltd.                                         12,000       165,362
        South Africa Brews                                  7,000       203,056
        South African Iron & Steel                         60,000        38,220
        Vaal Reefs Exploration & Mining                       600        31,271
                                                                   ------------

        Total South Africa                                            1,269,453
                                                                   ------------


  XXVI. South Korea (.1%)

        Daewoo Heavy Industries Ltd.                        1,800        14,330

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                          Shares      Value
                                                        --------- -------------
        South Korea-Continued
        Korea Long Term Credit Bank                         1,963  $     21,466
        Samsung Electronics                                   406        38,678
                                                                   ------------

        Total South Korea                                                74,474
                                                                   ------------


 XXVII. Spain (3.8%)

        Acerinox SA                                         1,300       245,760
        Aumar (Fgn. Reg'd.)                                 6,000        97,339
        Autopistas Cesa (Fgn. Reg'd.)                       9,371       125,328
        Banco de Santander (Fgn. Reg'd.)                   18,000       590,065
        BCO Bilbao Vizcaya Reg'd.                          30,000       924,113
        Endesa                                             40,000       854,059
        Iberdrola SA                                       60,000       738,085
        Repsol SA                                          12,000       518,871
        Tabacalera SA Ser. A (Fgn. Reg'd.)                  1,000        70,188
        Telefonica de Espana SA                            32,000     1,006,100
        Vidrala SA                                          3,000       137,762
                                                                   ------------

        Total Spain                                                   5,307,670
                                                                   ------------


XXVIII. Sweden (3.2%)

        ABB AB Series A                                    24,000       340,259
        Astra AB Series A                                  35,466       654,833
        Autoliv AB Free ADR                                 4,400       187,000
        Electrolux AB Series B                              4,600       359,752
        Ericsson Telecom Series B                          27,800     1,336,389
        Granges AB                                          2,300        41,860
        Hennes & Mauritz Series B                           4,250       185,807
        Netcom Systems AB B                                14,200       215,366
        Nordbanken                                          8,300       283,510
        Scania AB Wts. (Ex. 6/4/99)                         5,100         8,408
        Stora Kopparbergs Series A                         15,700       269,174
        Svenska Handelsbanken Series A                      6,000       208,112
        Swedish Match AB Free                              41,300       131,812
        Volvo AB Class B Free                               9,300       266,767
                                                                   ------------

        Total Sweden                                                  4,489,049
                                                                   ------------


  XXIX. Switzerland (6.7%)

        ABB AG Baden Bearer                                   100       147,495
        Ciba Geigy AG (Reg'd.)                              1,400       135,445
        Clariant AG (Reg'd.)                                1,000       805,646
        Credit Suisse Group                                 8,100     1,095,989
        Nestle SA (Reg'd.)                                    850     1,185,815

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                          Shares      Value
                                                        --------- -------------
        Switzerland-Continued
        Novartis AG Reg'd.                                  1,750  $  2,687,211
        Roche Holdings AG (Ptg. Cert.)                        160     1,421,243
        Sairgroup Namen AKT                                   100       133,930
        Swiss Bank Corp. (Reg'd.)                           2,000       541,229
        Swiss Reinsurance (Reg'd.)                            400       600,723
        Zurich Insurance (Reg'd.)                           1,200       523,050
                                                                   ------------

        Total Switzerland                                             9,277,776
                                                                   ------------

   XXX. Taiwan (.8%)

       *Acer Inc.                                          35,000        68,533
        Asia Cement                                        30,240        44,515
       *Bank Sinopac                                       46,872        39,334
       *CMC Magnetics Corp.                                27,500        87,502
        Cathay Construction Co.                            34,980        52,226
        Cathay Life Insurance                              33,350       152,175
        China Development Corp.                            43,500       154,382
        China Steel                                        57,000        53,812
       *China Trust Commercial Bank                       110,400       160,585
        Formosa Plastics Corp.                             32,700        66,316
       *Inventec Electronics Co.                            8,800        58,770
       *President Enterprises Corp.                        37,200        55,021
       *Tuntex Distinct                                    82,080        47,068
       *Yue Loong Motor                                    37,800        81,285
                                                                   ------------

        Total Taiwan                                                  1,121,524
                                                                   ------------


  XXXI. Turkey (.5%)

        Brisa Bridgestone Sabanci                          84,000        37,117
        Cimsa Cimento Sanayi Tickaret As                  435,000        81,129
        Ege (Biraclik Ve Malt Sanayii)                    500,000        57,386
        Eregli Demir Ve Celik                             720,000       128,084
        Turkiye Garanti Bankasi AS                      3,000,000       161,827
        Sarkuysan Elektronk Bakir Sanayi                  479,000        55,663
        Vestel Electronik Sanayai                         900,000        82,635
        Yapi Kredi Bank                                 4,600,000       114,828
                                                                   ------------

        Total Turkey                                                    718,669
                                                                   ------------


 XXXII. United Kingdom (18.3%)

        Amvescap Plc.                                      50,000       334,792
        Anglian Water Plc.                                 31,000       409,884
        Bank of Scotland                                  200,000     1,657,400
        BAT Industries Ord.                                55,000       482,439
        BG Plc.                                            86,600       376,314

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                          Shares      Value
                                                        --------- -------------
        United Kingdom-Continued
        Bass Ord.                                          56,200  $    758,967
        Blue Circle Industries Ord.                        50,000       324,695
        Brammer Plc.                                       21,300       215,738
        British Aerospace                                  20,000       537,282
        British Petroleum Ord.                             80,000     1,208,319
        British Steel Ord.                                150,000       431,918
        British Telecom. Ord.                             260,000     1,717,816
        Burton Group                                      230,000       497,866
        Carlton Communications                            110,000       911,926
       *Centrica Plc.                                      86,600       129,402
        EMAP Publishing Plc.                               25,000       357,811
        General Accident Ord.                              34,700       610,993
        General Electric Ord.                              44,500       281,790
        Glaxo Wellcome Plc.                                25,000       563,169
        Great Universal Stores Plc.                        70,000       774,584
        Greene King Plc.                                   40,000       453,281
        Lloyds TSB Group Ord.                             249,989     3,361,903
        Ladbroke Group Ord.                               120,000       527,460
        Land Securities                                    28,800       454,163
        Peninsular & Oriental Steam Navagation Co.         25,000       267,551
        Rolls - Royce Ord.                                 84,000       347,376
        Royal & Sun Alliance Ins.                          95,000       903,130
        Scottish Power Plc.                                66,000       511,653
        Shell Transport & Trading Reg'd.                  120,000       879,101
        Smithkline Beecham Ord.                           263,928     2,579,412
        Taylor Woodrow Ord.                               150,000       450,697
        Tesco Ord.                                        100,000       756,007
        Unigate Ord.                                      110,000     1,003,971
        Zeneca Ord.                                        13,000       425,254
                                                                   ------------

        Total United Kingdom                                         25,504,064
                                                                   ------------


        Total Equity Securities (98.3%)
        (Identified Cost $110,030,355)                             $136,835,350
                                                                   ------------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------


        Short-Term Investments (1.6%)

        Brown Brothers Harriman & Co. (Grand Cayman Branch)
             5.00% Call Account
             (Identified Costs $2,242,000)                         $  2,242,000
                                                                   ------------


        Total Investments  (99.9%)
        (Identified Cost $112,272,355)                              139,077,350

        Other Assets less Liabilities (.1%)                             142,624
                                                                   ------------

        Net Assets (100.0%)                                        $139,219,974
                                                                   ============


        --------------------------------------------------------
        *  Non-income producing security
        ** Exempt from  registration  under Rule 144A of the  Securities  Act of
           1993. These securities  may be  resold  in  transactions  exempt from registration, normally to qualified institutional buyers. On September 30, 1997, these securities were valued at $478,319, or 0.34% of Net Assets.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY INDUSTRY
SEPTEMBER 30, 1997
UNAUDITED
--------------------------------------------------------------------------------

                                                                      Percent of
        Industry                                                      Net Assets
        --------                                                      ----------

        Aerospace                                                        0.90%
        Air Transportation                                               0.10
        Appliances and Household Products                                1.30
        Automobile                                                       4.70
        Banking                                                         18.30
        Beverages and Tobacco                                            2.10
        Building Materials & Components                                  1.40
        Broadcasting and Publishing                                      1.10
        Bussiness Services                                               2.20
        Chemicals                                                        2.80
        Construction and Housing                                         0.50
        Data Products                                                    1.40
        Electrical and Electronics                                       5.80
        Electronic Components and Instruments                            1.50
        Energy Sources                                                   6.60
        Finance/Financial Services                                       2.40
        Foods and Housing Products                                       2.80
        Golds                                                            0.10
        Health and Personal Care                                         8.80
        Industrial Components                                            0.60
        Insurance                                                        4.50
        Leisure                                                          1.60
        Machinery                                                        0.80
        Materials                                                        0.60
        Merchandising                                                    3.40
        Multi-Industry                                                   2.80
        Other Industries                                                 1.00
        Paper & Allied Products                                          0.40
        Real Estate                                                      1.40
        Recreation                                                       0.90
        Shipping                                                         0.80
        Steel                                                            1.60
        Telecommunication                                                7.50
        Textiles                                                         0.10
        Utilities                                                        4.90
        Wholesale and International                                      0.90
        Short-Term Investments                                           1.60
        Liabilities less Other Assets                                   (0.20)
                                                                      -------

        Net Assets                                                     100.00%
                                                                      =======

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

Assets

Investments, at value
      (Identified cost $112,272,355)                                                  $   139,077,350
Cash                                                                                           17,984
Receivables:
      Dividends, interest and recoverable foreign taxes         $    397,649
      Net for forward currency contracts (Note 5)                     40,176
      Portfolio securities sold                                        1,292
      Fund shares sold                                                 3,026                  442,143
Prepaid expenses                                                ------------                    4,850
                                                                                      ---------------

      Total assets                                                                        139,542,327
                                                                                      ---------------
Liabilities

Payables:
      Fund shares redeemed                                      $     20,000
      Portfolio securities purchased                                   1,292                   21,292
Accrued management fees (Note 3)                                ------------                  118,548
Other accrued expenses                                                                        182,513
                                                                                     ----------------

      Total liabilities                                                                       322,353
                                                                                     ----------------

Net assets (equivalent to $6.91 per share of $.0001 par value capital stock, representing the offering and redemption
      price for 20,149,200 shares outstanding,
      100,000,000 shares authorized)                                                 $   139,219,974
                                                                                     ===============

Net assets consist of:
      Capital paid in                                                                $   107,735,562
      Accumulated undistributed net investment income                                      1,778,778
      Accumulated net realized gain on investments
         and foreign currency transactions                                                 2,861,840
      Unrealized appreciation on:
         Investments                                            $ 26,804,995
         Foreign currency                                             38,799              26,843,794
                                                                ------------         ---------------

                                                                                     $   139,219,974
                                                                                     ===============

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

Investment Income
      Dividends (net of foreign taxes withheld of $333,620)                               $  2,639,969
      Interest                                                                                 119,605
                                                                                          ------------
                                                                                             2,759,574
Expenses
      Advisory fees                                                  $  1,176,349
      Custodian fees                                                      424,690
      Audit and legal fees                                                 62,676
      Transfer agent fees                                                  36,958
      Administrative fees                                                  30,008
      Directors' fees and expenses                                         17,717
      Insurance                                                             8,281
      Registration fees                                                     7,822
      Miscellaneous expenses                                               18,738
         Total expenses                                              ------------            1,783,239
                                                                                          ------------

         Net investment income                                                                 976,335
                                                                                          ------------

Realized and Unrealized Gain (Loss)
      on Investments and Foreign Currency

      Net realized gain on investments                                                       3,125,965
      Net unrealized gain on investments                                                    20,077,608
                                                                                          ------------

         Net gain on investments                                                            23,203,573
                                                                                          ------------

      Net realized gain on foreign currency                                                    960,151
      Net unrealized loss on foreign currency
         and foreign currency denominated assets and
         liabilities                                                                          (108,499)
                                                                                          ------------

         Net gain on foreign currency                                                          851,652
                                                                                          ------------

         Net gain on investments and foreign currency                                       24,055,225
                                                                                          ------------

      Net increase in net assets resulting from operations                               $  25,031,560
                                                                                          ============

                       See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                                       For the year ended September 30,
                                                                     -----------------------------------
Increase (Decrease) in Net Assets                                         1997                1996
                                                                     -----------------------------------
Operations:
      Net investment income                                         $       976,335       $      804,695
      Net realized gain on investments                                    3,125,965            6,873,079
      Net unrealized gain (loss) on investments                          20,077,608             (769,440)
      Net realized gain on foreign currency                                 960,151               78,900
      Net unrealized gain (loss) on foreign currency and
         foreign currency denominated assets and liabilities               (108,499)             123,385
                                                                     --------------       --------------

      Net increase resulting from operations                             25,031,560            7,110,619
                                                                     --------------       --------------

Distributions to shareholders:
      From net investment income                                           (953,051)          (1,061,398)
      From net realized gains                                            (6,861,964)          (5,483,889)
                                                                     --------------       --------------

      Total distributions                                                (7,815,015)          (6,545,287)
                                                                     --------------       --------------

Fund share transactions:
      Proceeds from shares sold                                          31,629,863           15,242,997
      Net asset value of shares issued on
         reinvestment of distributions                                    6,244,045            5,720,256
      Cost of shares redeemed                                           (16,252,271)         (29,356,526)
                                                                     --------------       --------------

      Net increase (decrease) resulting from Fund share
         transactions                                                    21,621,637           (8,393,273)
                                                                     --------------       --------------

      Net increase (decrease)                                            38,838,182           (7,827,941)


Net Assets
      Beginning of year                                                 100,381,792          108,209,733
      End of year (including undistributed                           --------------       --------------
         net investment income of $1,778,778 and
         $692,870, respectively)                                     $  139,219,974       $  100,381,792
                                                                     ==============       ==============

Number of Fund Shares
      Sold                                                                5,086,504            2,576,621
      Issued on reinvestment of distributions                             1,067,358              999,560
      Redeemed                                                           (2,586,268)          (5,035,947)
                                                                     --------------       --------------

      Net increase (decrease)                                             3,567,594           (1,459,766)
                                                                     ==============       ==============

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

For a share outstanding throughout the year:

                                                                    For the years ended September 30,
                                                ------------------------------------------------------------------------

                                                   1997             1996           1995           1994           1993(1)
                                                   -----            ----           ----           ----           ----

Net Asset Value, Beginning of Year              $     6.05       $     6.00     $     6.10     $     5.66     $     4.80
                                                ----------       ----------     ----------     ----------     ----------

   Income from Investment Operations:

      Net Investment Income                           0.04(4)          0.05           0.06(2)        0.01           0.07

      Net Realized/Unrealized Gain on
          Securities and Foreign Currency             1.23             0.37           0.06(3)        0.43           0.79
                                                ----------       ----------     ----------     ----------     ----------

      Total from Investment Operations                1.27             0.42           0.12           0.44           0.86
                                                ----------       ----------     ----------     ----------     ----------

   Less Distributions:

      Net Investment Income                          (0.05)           (0.06)          --             --             --

      Capital Gains                                  (0.36)           (0.31)         (0.22)          --             --
                                                ----------       ----------     ----------     ----------     ----------

      Total Distributions                            (0.41)           (0.37)         (0.22)          --             --
                                                ----------       ----------     ----------     ----------     ----------

   Net Asset Value, End of Year                 $     6.91       $     6.05     $     6.00     $     6.10     $     5.66
                                                ==========       ==========     ==========     ==========     ==========

   Total Return                                      22.22%            7.33%          2.13%          7.77%         17.92%

   Ratios/Supplemental Data:

      Net Assets, End of Year (000's)           $  139,220       $  100,382     $  108,210     $  204,788     $  182,894


      Ratio of Expenses to Average Net Assets         1.44%            1.54%          1.53%          1.39%          0.68%

      Ratio of Net Investment Income to
         Average Net Assets                           0.79%            0.78%          0.97%          0.29%          1.88%

      Portfolio Turnover Rate                           67%             103%           174%           176%           131%

     Average Commission Rate Paid(5)            $   0.0150       $   0.0268           --             --             --

-----------------------------------------------

     (1) Prior to February, 1993, the investment managers of the Fund were Nomura Capital Management, Inc. and certain affiliates (collectively, "Nomura"), Acadian Asset Management, Inc. ("Acadian"), and, with respect to foreign currency hedging transactions and allocation of Fund assets to the other managers, Bailard, Biehl & Kaiser, Inc. The Fund paid Nomura and Acadian fees at varying rates for their services. Effective February, 1993, Bailard, Biehl & Kaiser, Inc. (the "Advisor") assumed full responsibility for investment management services to the Fund.

On October 1, 1993, the Fund and the Advisor entered into a new Investment Management Agreement pursuant to which the Fund pays management fees to the Advisor. At all times prior to that date, the Advisor directly charged management fees to clients and the Fund paid no fees to the Advisor. If fees directly charged to clients were included as a Fund expense at an assumed 1% annual rate payable quarterly, pro-forma total return was 16.74% (unaudited) for the year ended September 30, 1993.

     (2) 1995 amounts are computed on the basis of average shares outstanding.

     (3) The amount shown for each share outstanding may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and redemptions of shares in relation to the fluctuating market value of the portfolio.

     (4) Net investment income per share has been computed before adjustments for book/tax differences.

     (5) Represents average commission rate paid per share on purchases and sales of equity securities by the Fund, as computed under SEC rule effective with the Fund's 1996 fiscal year. Prior year rates have not been presented as permitted by the rule.

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


Note 1 - Summary of Significant Accounting Policies
Bailard, Biehl & Kaiser International Equity Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles for investment companies.

Security Valuation
Each listed investment security is valued at the closing price thereof reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or in the absence of such prices, as determined in good faith by, or under procedures determined by, the Board of Directors of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

Foreign Currency
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts
In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included in unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------


imposition of excise tax under the Code. Therefore, no provision is made for Federal income taxes.

Paid in capital, undistributed net investment income and undistributed realized net gain have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and undistributed realized net gain arose principally from differing book and tax treatments for foreign currency transactions.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other
Investment security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividend. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

Note 2 - Purchases and Sales of Securities
For the year ended September 30, 1997, purchases and sales of securities,  other
than   short-term   investments,   aggregated   $95,940,309   and   $79,216,775,
respectively. There were no purchases or sales of U.S. Government obligations.

Note 3 - Management Fee and Other Transactions with Affiliates
The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services, under which the Advisor receives a fee, payable monthly, at the annual rate of 0.95% of the average net assets of the Fund. Advisory fees paid on shares of the Fund are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred in attending such meetings.

Note 4 - Tax Basis Appreciation
Unrealized appreciation (depreciation) at September 30, 1997, based on the cost of securities for federal income tax purposes of $113,398,160, consists of:

         Gross unrealized appreciation                    $ 29,605,001
         Gross unrealized depreciation                      (3,925,811)
                                                          ------------

         Net unrealized appreciation                      $ 25,679,190
                                                          ============

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------


Note 5 - Forward Foreign Currency Contracts
At September 30, 1997 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1997 were as follows:



      Currency             Currency      Delivery           Unrealized
     Receivable           Deliverable      Date      Appreciation/(Depreciation)
     ----------           -----------      ----      ---------------------------

   $     700,000   A$          927,521   10/02/97         $      27,547
       1,500,000   DKr       9,903,000   10/02/97                24,561
         889,013   SEK       6,756,500   10/17/97                (2,914)
         585,591   ITL   1,020,450,000   11/24/97                (5,215)
         673,287   A$          927,521   12/03/97                   326
       1,480,269   DKr       9,903,000   12/03/97                 2,124
       1,196,009   C$        1,654,080   12/22/97                (6,253)
                                                                -------
                                                                $40,176
                                                                =======


                                Currency Legend:

            A$     - Austrailian Dollar       ITL    - Italian Lira
            C$     - Canadian Dollar          SEK    - Swedish Krona
            DKr    - Danish Krona

                                  (Unaudited)
                Cumulative Total Return of a $10,000 Investment
                      October 1, 1987 - September 30, 1997


               BB&K International    Morgan Stanley EAFE     Morgan Stanley EAFE
                  Equity Fund         (local currency)              (US$)
               ------------------    -------------------     -------------------

     9/87            10,000                10,000                  10,000
     9/88             8,760                 9,385                   9,916
     9/89            10,393                11,775                  12,128
     9/90             8,296                 7,966                   8,780
     9/91             9,224                 9,833                  10,702
     9/92             7,835                 8,672                   9,941
     9/93             9,148                11,279                  12,561
     9/94             9,859                11,657                  13,795
     9/95            10,069                11,949                  14,594
     9/96            10,807                13,855                  15,850
     9/97            13,208                16,883                  17,782


                          Average Annual Total Return*
                 1 Year             5 Year              10 Year
                 22.22%             10.95%               2.73%

This graph (as mandated by the Securities and Exchange Commission) shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund since October 1, 1987. We compare this investment to the growth in the Morgan Stanley EAFE stock index over the same time period. The index, which measures the performance of the international equity markets, is given in both U.S. dollar and local currency terms. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund would have grown to $13,208 over the ten-year period ended September 30, 1997.

* As required by the Securities and Exchange Commission, these figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------


To the Shareholders and the Board of Directors of Bailard, Biehl & Kaiser International Equity Fund


   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser International Equity Fund (the "Fund") (a series of Bailard, Biehl & Kaiser International Fund Group, Inc.) at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




   Price Waterhouse LLP
   Boston, Massachusetts
   November 18, 1997

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------


Federal Income Tax Information: (Unaudited)

For the fiscal year ended September 30, 1997, the Fund accrued foreign source income of $2,639,969 and the Fund accrued foreign taxes amounting to $333,620, which are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1997.

November 26, 1997





Dear Shareholder:

We are pleased to present your September 30, 1997, annual shareholders' report for the Bailard, Biehl & Kaiser International Bond Fund. It includes a review of the Fund's performance and our outlook for the months ahead.


Performance and Market Review

International bond markets had another year of solid local returns amid a low inflation environment. European bond yields converged as the market prepared for European Monetary Union (EMU). This allowed higher yielding countries like Spain and Italy to return approximately 15%(1) in local terms. Three bond markets (U.K., Canada and Australia) that we overweighted during the year had returns that exceeded 13%.(1) Many of these local returns were undermined by a surging dollar. The dollar's strength wiped out the local market gains and translated into negative dollar-based returns for many bond markets. Sterling was the one exception. Rising short-term interest rates and speculation that the pound would return to the Exchange Rate Mechanism (ERM) contributed to its gain. Our foreign exchange hedging activity allowed us to reduce the negative impact of the dollar's rise on the portfolio. For the year ended September 30, 1997, the Bailard, Biehl & Kaiser International Bond Fund returned 5.75%.(2)


Market Outlook

European economic growth is on the mend following several sluggish quarters. Nevertheless, weak employment and limited wage growth raise questions about the durability of domestic demand within Europe. European fiscal policy will also remain tight as countries struggle to meet the deficit criteria required for EMU. The odds increasingly favor a timely and broad start for EMU. Even so, perceived political risk would rise if German growth turns sluggish. Convergence opportunities remain in European markets but they are typically found in the short-end of the yield curve. Germany is unlikely to aggressively raise interest rates in the first half of next year. Rather, the interest rates of other EMU-qualified countries will fall towards prevailing German interest rates.

The Japanese financial and economic system remains fragile amid the volatile situation in emerging Asia. The deeply rooted problems in the Japanese banking system increase the risk for the entire economy and may require drastic action from Japanese officials. Nominal Japanese bond yields are still close to historic lows and offer limited capital appreciation potential. Real yields remain low as well. We expect to the portfolio to maintain an underweight position in Japanese bonds going forward.


Conclusion

We expect the sources of the Fund's 1998 return to differ materially from 1997. Even with continued low inflation, local international bond returns are unlikely to match last year's numbers. Bond yields are starting off at much lower levels than last year and thus bonds have less room for capital appreciation. The relative yield spread of bond markets has also narrowed considerably. Finally, fewer countries will be aggressively lowering short-term interest rates this year. On the positive side, the dollar should not be nearly as strong as it was in 1997. Persistent global market volatility, flatter foreign bond yield curves relative to the U.S. and rising short-term foreign interest rates would eventually pressure the dollar lower and boost the Fund's return. The composition of the International Bond Fund has changed slightly as well. We have incrementally added exposure to investment grade emerging market bonds to diversify the portfolio and increase its yield.

We appreciate the opportunity to manage your international bond investments and look forward to continued success. If you have any questions, please call us at
(800) 882-8383.

Sincerely,



Peter M. Hill                                        Burnice E. Sparks, Jr., CFA
Chairman                                             President



------------------
(1) The performance data quoted represents past performance and is no indication of future results.



(2) Average annual total returns for investment periods ended September 30, 1997: 3 months: 2.12%; 6 months: 4.18%; 12 months: 5.75%; 5 years: 4.00%
annualized; Since Inception (10/1/90): 6.07% annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.75%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                       Par Value        Value
                                                      ------------    ----------

Senior Securities  (89.4%)

Australian Dollar  (3.7%)
       FNMA Mtn.
             6.500% 07/10/02                      A$    1,400,000    $ 1,047,232

       KFW International Finance Inc.
             9.125%  07/26/05                     A$    1,000,000        847,572
                                                                     -----------

Total Australian Dollar                                                1,894,804
                                                                     -----------


Belgium Franc  (3.1%)
       Government of Belgium
             8.750%  06/25/02                    BEF   14,000,000        445,269

       Government of Belgium
             9.000%  03/28/03                    BEF   36,000,000      1,172,045
                                                                     -----------

Total Belgium Franc                                                    1,617,314
                                                                     -----------


British Pound  (10.6%)
       Glaxo Wellcome
             8.750%  12/01/05                (pound)      800,000      1,437,497

       Republic of Austria
             9.000%  07/22/04                (pound)    1,750,000      3,170,628

       United Kingdom Treasury
             9.750%  08/27/02                (pound)      500,000        913,332
                                                                     -----------

Total British Pound                                                    5,521,457
                                                                     -----------


Canadian Dollar  (8.4%)

       British Columbia
             7.750% 06/16/03                      C$    1,150,000        922,673

       Government of Canada
             6.500%  06/01/04                     C$    3,000,000      2,290,644

       KFW International Finance
             10.000%  03/05/01                    C$      825,000        682,275

       Kingdom of Sweden
             8.000%   05/12/03                    C$      600,000        481,916
                                                                     -----------

Total Canadian Dollar                                                  4,377,508
                                                                     -----------
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                        Par Value       Value
                                                       -----------   -----------
Danish Kroner  (3.3%)
       Kingdom of Denmark
             9.000%  11/15/00                    DKr    3,750,000    $   622,825

       Kingdom of Denmark
             8.000%  05/15/03                    DKr    6,400,000      1,072,282
                                                                     -----------

Total Danish Kroner                                                    1,695,107
                                                                     -----------


Finnish Markka (.9%)
       Republic of Finland
             9.500%  03/15/04                    FIM    2,000,000        460,292
                                                                     -----------


French Franc  (12.2%)
       McDonalds
             6.750%  07/24/06                     FF   10,000,000      1,830,055

       Government of France (O.A.T.)
             7.750%  04/12/00                     FF    7,700,000      1,404,430

       Government of France (O.A.T.)
             6.750%  10/25/03                     FF    8,500,000      1,563,821

       Government of France (O.A.T.)
             5.500% 10/25/07                      FF    9,000,000      1,520,026
                                                                     -----------

Total French Franc                                                     6,318,332
                                                                     -----------


German Mark  (15.7%)
       European Investment Bank
             7.500%  11/04/02                     DM    1,300,000        815,559

       German Federal Republic
             8.375%  05/21/01                     DM    3,700,000      2,354,203

       German Federal Republic
             8.250%  09/20/01                     DM    1,500,000        956,755

       International Bank for Reconstruction
          & Development
             5.875%  11/10/03                     DM    2,000,000      1,180,307

       LKB Baden Wurttemburg
             6.625% 08/20/03                      DM    1,100,000        666,909

       Republic of Germany
             6.875%  05/12/05                     DM    3,500,000      2,169,578
                                                                     -----------

Total German Mark                                                      8,143,311
                                                                     -----------
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                     Par Value          Value
                                                   -------------     -----------
Italian Lira  (8.1%)
       American International Group Inc.
             11.700%  12/04/01               ITL   3,500,000,000     $ 2,474,430

       Italian Republic
             10.500%  04/01/00               ITL   2,650,000,000       1,706,955
                                                                     -----------

Total Italian Lira                                                     4,181,385
                                                                     -----------


Japanese Yen  (10.7%)
       Asian Development Bank
             5.625%  02/18/02                (Y)     235,000,000       2,311,946

       International Bank For Reconstruction
          & Development
             4.750%  12/20/04                (Y)     113,000,000       1,128,315

       Japan Development Bank
             6.500%  09/20/01                (Y)     158,000,000       1,581,374

       Kingdom of Spain
             4.625% 07/22/04                 (Y)      55,000,000         539,044
                                                                     -----------

Total Japanese Yen                                                     5,560,679
                                                                     -----------


Netherlands Guilder  (5.1%)
       Government of Netherlands
             8.500%  03/15/01                NLG       1,500,000         844,853

       Government of Netherlands
             7.750%  03/01/05                NLG       3,150,000       1,818,842
                                                                     -----------

Total Netherlands Guilder                                              2,663,695
                                                                     -----------

Spanish Peseta  (3.2%)
       Government of Spain
             7.400%  07/30/99                ESP      90,000,000         630,851

       Government of Spain
             10.000% 02/28/05                ESP     125,000,000       1,054,837
                                                                     -----------

Total  Spanish Peseta                                                  1,685,688
                                                                     -----------
                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

                                                       Par Value        Value
                                                       ---------     -----------
Swedish Krona  (3.5%)
       Kingdom of Sweden
             10.250%  05/05/00                 SEK     2,600,000     $   383,930

       Kingdom of Sweden
             10.250%  05/05/03                 SEK     8,900,000       1,426,275
                                                                     -----------

Total Swedish Kroner                                                   1,810,205
                                                                     -----------


SwItzerland  (.9%)
       Inter-American Development Bank
             7.250% 01/21/02                   CHF       600,000         484,937
                                                                     -----------



Total Senior Securities
       (Identified Cost $47,927,596)                                  46,414,714
                                                                     -----------



Short-Term Investments (8.2%)
       Brown Brothers Harriman & Co. (Grand Cayman Branch)
            5.00% Call Account
       (Identified Cost $4,230,000)
                                                                       4,230,000
                                                                     -----------


Total Investments  (97.6%)
       (Identified Cost $52,157,596)                                  50,644,714

Other Assets Less Liabilities (2.4%)                                   1,257,867
                                                                     -----------

Net Assets  100.0%                                                   $51,902,581
                                                                     ===========





                                Currency Legend:

        A$       - Australian Dollar            DM     - German Mark
        BEF      - Belgium Franc                ITL    - Italian Lira
        (pound)  - British Pound                (Y)    - Japanese Yen
        C$       - Canadian Dollar              NLG    - Netherlands Guilder
        DKr      - Danish Kroner                ESP    - Spanish Peseta
        FIM      - Finnish Markka               SEK    - Swedish Krona
        FF       - French Franc                 CHF    - Swiss Franc

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

Assets

Investments, at value
      (Identified cost $52,157,596)                                                   $     50,644,714
Receivable for interest and recoverable foreign taxes                                        1,501,841
Prepaid expenses                                                                                 9,920
                                                                                      ----------------

      Total assets                                                                          52,156,475
                                                                                      ----------------

Liabilities

Cash overdraft due to custodian                                                                 25,742
Net payable for forward currency contracts open (Note 5)                                        92,915
Accrued management fees (Note 3)                                                                31,673
Other accrued expenses                                                                         103,564
                                                                                      ----------------

      Total liabilities                                                                        253,894
                                                                                      ----------------

Net assets (equivalent to $8.20 per share,
      representing the offering and redemption
      price for 6,330,348 shares outstanding,
      100,000,000 shares authorized)                                                  $     51,902,581
                                                                                      ================


Net assets consist of:
      Capital paid in                                                                 $     66,774,558
      Accumulated undistributed net investment income                                        2,464,716
      Accumulated net realized loss on investments
         and foreign currency transactions                                                 (15,714,916)
      Unrealized depreciation on:
         Investments                                                 (1,512,882)
         Foreign currency                                              (108,895)            (1,621,777)
                                                                  --------------      ----------------
                                                                                      $     51,902,581
                                                                                      ================

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1997

-------------------------------------------------------------------------------

Investment Income
      Interest (net of foreign taxes withheld of $39,917)                             $    3,061,772

Expenses
      Advisory fees                                                $    376,061
      Custodian fees                                                    109,974
      Audit and legal fees                                               75,437
      Transfer agent fees                                                41,497
      Administrative fees                                                28,999
      Directors' fees and expenses                                       16,265
      Insurance                                                           6,904
      Registration fees                                                   5,981
      Miscellaneous expenses                                             18,086
                                                                    ------------
         Total expenses                                                                      679,204
                                                                                      ---------------

         Net investment income                                                             2,382,568
                                                                                      ---------------


Realized and Unrealized Gain (Loss)
      on Investments and Foreign Currency

      Net realized loss on investments                                                      (126,786)
      Net unrealized loss on investments                                                  (2,533,114)
                                                                                      ---------------

         Net loss on investments                                                          (2,659,900)
                                                                                      ---------------

      Net realized gain on foreign currency                                                3,827,614
      Net unrealized  loss on foreign currency
         and foreign currency denominated assets and
         liabilities                                                                        (562,309)
                                                                                      ---------------

         Net gain on foreign currency                                                      3,265,305
                                                                                      ---------------

         Net gain on investments and foreign currency                                        605,405
                                                                                      ---------------
       FOREIGN CURRENCY
      Net increase in net assets resulting from operations                            $    2,987,973
                                                                                      ===============

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS SEPTEMBER 30, 1997

-------------------------------------------------------------------------------

                                                                     For the year ended September 30,
                                                                 ----------------------------------------
Increase (Decrease) in Net Assets                                      1997                   1996
                                                                 ----------------------------------------
Operations:
      Net investment income                                      $      2,382,568      $       3,453,883
      Net realized gain (loss) on investments                            (126,786)             1,650,647
      Net unrealized loss on investments                               (2,533,114)              (979,859)
      Net realized gain on foreign currency                             3,827,614                425,210
      Net unrealized gain (loss) on foreign currency and
         foreign currency denominated assets and liabilities             (562,309)             1,192,632
                                                                 -----------------     ------------------

      Net increase resulting from operations                            2,987,973              5,742,513
                                                                 -----------------     ------------------

Distributions to shareholders:
      From net investment income                                       (1,067,736)            (3,453,883)
      For tax purposes in excess of
         net investment income                                         (2,957,718)            (4,924,771)
                                                                 -----------------     ------------------

      Total distributions                                              (4,025,454)            (8,378,654)
                                                                 -----------------     ------------------

Fund share transactions:
      Proceeds from shares sold                                         5,969,520              8,593,553
      Net asset value of shares issued on
         reinvestment of distributions                                  2,919,000              6,776,337
      Cost of shares redeemed                                         (21,329,162)           (11,993,072)
                                                                 -----------------     ------------------

      Net increase (decrease) resulting from
         Fund share transactions                                      (12,440,642)             3,376,818
                                                                 -----------------     ------------------

      Net increase (decrease)                                         (13,478,123)               740,677


Net Assets
      Beginning of year                                                65,380,704             64,640,027
                                                                 -----------------     ------------------
      End of year (including undistributed
         net investment income of $2,464,716 and
         $1,149,884, respectively)                               $     51,902,581      $      65,380,704
                                                                 =================     ==================

Number of Fund Shares
      Sold                                                                739,040              1,041,195
      Issued on reinvestment of distributions                             359,632                828,660
      Redeemed                                                         (2,568,863)            (1,430,146)
                                                                 -----------------     ------------------

      Net increase (decrease)                                          (1,470,191)               439,709
                                                                 =================     ==================

                       See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

For a share outstanding throughout the year:

                                                                              Year Ended September 30,
                                               -----------------------------------------------------------------------------
                                                        (2)                            (2)             (2)            (1)
                                                     1997            1996           1995            1994           1993
                                                     ----            ----           ----            -----          ----

Net Asset Value, Beginning of Year              $        8.38     $     8.78     $     8.02     $     10.85     $     11.29
                                                -------------     ----------     ----------     -----------     -----------

   Income from Investment Operations:

      Net Investment Income                              0.42           0.59           0.47            0.61            0.67

      Net Realized/Unrealized Gain (Loss) on
          Securities and Foreign Currency                0.04           0.16           0.86           (2.39)           0.39
                                                -------------     ----------     ----------     -----------     -----------

      Total from Investment Operations                   0.46           0.75           1.33           (1.78)           1.06
                                                -------------     ----------     ----------     -----------     -----------

   Less Distributions:

      Net Investment Income                             (0.17)         (0.45)         (0.45)          (0.26)          (1.08)
      For Tax Purposes in Excess of Book
           Net Investment Income                        (0.47)         (0.70)         (0.12)        --              --
      Capital Gains                                   --             --             --                (0.27)          (0.42)
      Return of Capital                               --             --             --                (0.52)        --
                                                -------------     ----------     ----------     -----------     -----------

      Total Distributions                               (0.64)         (1.15)         (0.57)          (1.05)          (1.50)
                                                -------------     ----------     ----------     -----------     -----------

   Net Asset Value, End of Year                 $        8.20     $     8.38     $     8.78     $      8.02     $     10.85
                                                =============     ==========     ==========     ===========     ===========

   Total Return                                          5.75%          9.32%         17.33%         (17.90%)         10.65%

   Ratios/Supplemental Data:

      Net Assets, End of Year (000's)           $      51,903     $   65,381     $   64,640     $   136,366     $   165,484

      Ratio of Expenses to Average Net Assets            1.35%          1.22%          1.16%           1.12%           0.42%

      Ratio of Net Investment Income to
         Average Net Assets                              4.72%          5.41%          5.66%           5.87%           6.25%

      Portfolio Turnover Rate                              33%            61%           179%            319%            157%

------------------------------------

  (1.) On October 1, 1993, the Fund and the Advisor entered into a new Investment Management Agreement pursuant to which the Fund is required to pay certain management fees to the Advisor. Prior to that date, advisory fees were directly charged to clients of Bailard, Biehl & Kaiser, Inc. and the Fund did not pay any management fees. If such directly charged fees were included as Fund expense at an assumed 1% annual rate payable quarterly, pro-forma total return (unaudited) was 9.55% for the year ended September 30, 1993.

  (2.) Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for Tax Purposes in Excess of Net Investment Income" represent amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.

                      (See "Notes to Financial Statements)

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


Note 1 - Summary of Significant Accounting Policies
The Bailard, Biehl & Kaiser International Bond Fund (the "Fund") is a series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

Security Valuation
Investments in securities traded on an exchange or quoted on the over-the-counter market are valued at the last transaction price reported on the principal exchange or market on which the issue is traded, or, if no transaction occurred during the day, at the mean between the current closing bid and asked prices, except U.S. Government obligations which in all cases are stated at the mean between the current closing bid and asked price, as last reported by a pricing service approved by the Board of Directors.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Directors. Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency and translated to U.S. dollars at the current day's exchange rate.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

Foreign Currency
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts
In connection with purchases and sales of securities denominated in a foreign currency the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------


NOTE 1 - Continued

At September 30, 1997, the Fund had a capital loss carryforward of approximately $16,401,000, which may be carried forward through the fiscal year ending September 30, 2003.

Paid in capital, undistributed net investment income and accumulated net realized loss have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and accumulated net realized loss arose principally from differing book and tax treatments for foreign currency transactions.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other
Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

Note 2 - Purchases and Sales of Securities
For the year ended September 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $16,932,375 and $29,334,838, respectively. There were no purchases and sales of U.S. Government obligations during the year ended September 30, 1997.

Note 3 - Management Agreement and Other Transactions with Affiliates
The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services. Under the agreement, the Advisor receives a fee, payable monthly, at the annual rate of 0.75% of the average net assets of the Fund. Advisory fees paid on shares of the Fund owned are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the total rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred for such meetings.

Note 4 - Unrealized Appreciation (Depreciation) on a Tax Basis
Unrealized appreciation (depreciation) on September 30, 1997, based on the cost of securities of $52,157,596 for federal income tax purposes, consists of the following:

                 Gross unrealized appreciation          $   1,308,959
                 Gross unrealized depreciation             (2,821,841)
                                                        -------------

                 Net unrealized depreciation            $  (1,512,882)
                                                        =============

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

--------------------------------------------------------------------------------


Note 5 - Forward Foreign Currency Contracts
At September 30, 1997 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as payable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1997 were as follows:


 Currency                  Currency     Delivery            Unrealized
Receivable               Deliverable      Date       Appreciation/(Depreciation)
----------               -----------    --------     ---------------------------

 $500,000        A$          662,515    10/02/97                        $19,677
  450,000       FIM        2,320,200    10/02/97                          9,651
  291,512       CHF          431,730    10/10/97                         (6,088)
3,212,141        DM        5,794,703    10/10/97                        (62,704)
2,846,761        FF       17,275,284    10/10/97                        (67,642)
  637,115       BEF       23,140,000    10/17/97                          1,159
2,412,777   (pound)        1,505,163    10/17/97                        (17,786)
1,562,152       NLG        3,093,060    10/17/97                          5,290
1,398,495       DKr        9,730,733    10/29/97                        (51,135)
1,000,000       (Y)      116,400,000    10/31/97                         31,239
1,800,000       (Y)      203,661,000    11/12/97                        102,236
  727,116       ESP      108,703,800    11/19/97                         (2,269)
2,147,165       ITL    3,741,650,000    11/24/97                        (19,120)
  952,042        A$        1,284,027    11/28/97                         20,550
1,159,074       SEK        9,075,550    11/28/97                        (40,845)
  480,920        A$          662,515    12/03/97                            233
  441,943       FIM        2,320,200    12/03/97                          1,087
1,000,000        DM        1,758,200    12/18/97                           (815)
2,990,022        C$        4,135,200    12/22/97                        (15,633)
                                                                      ---------
                                                                      $ (92,915)
                                                                       =========

                                Currency Legend:

     A$      - Australian Dollar            FF         - French Franc
     BEF     - Belgian Franc                FIM        - Finnish Markka
     C$      - Canadian Dollar              ITL        - Italian Lira
     CHF     - Swiss Franc                  NLG        - Netherlands Guilder
     DKr     - Danish Kroner                (pound)    - British Sterling
     DM      - German Mark                  SEK        - Swedish Krona
     ESP     - Spanish Peseta               (Y)        - Japanese Yen

                                  (Unaudited)
                Cumulative Total Return of a $10,000 Investment
                      October 1, 1990 - September 30, 1997

                                                       Salomon Bros.
                    BB&K Int'l Bond Fund              World Govt Bond
                    --------------------              ---------------

Sep 90                     10,000                         10,000
Sep 91                     11,012                         11,409
Sep 92                     12,381                         12,338
Sep 93                     13,563                         13,736
Sep 94                     11,135                         13,544
Sep 95                     13,066                         15,758
Sep 96                     14,284                         17,500
Sep 97                     15,105                         19,602


                          Average Annual Total Return*

               1 Year              5 Year         Since Inception
               ------              ------         ---------------
               5.75%               4.00%               6.07%


The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Bond Fund since October 1, 1990. The graph shows the cumulative return of the Bailard, Biehl & Kaiser International Bond Fund and the Salomon Brothers Worled Government 10 country, non-U.S. bond index, fully hedged. The index, which measures the performance of the government bonds of ten countries, is given on a fully hedged basis. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Bond Fund would have grown to $15,105 by September 30, 1997.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) through September 30, 1993. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.75%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Directors of Bailard, Biehl & Kaiser International Bond Fund


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser International Bond Fund (the "Fund") (a series of Bailard, Biehl & Kaiser International Fund Group, Inc.); formerly Bailard, Biehl & Kaiser International Fixed-Income Fund, at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Boston, Massachusetts
November 18, 1997